Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, on September 11, 2008, Signet Group plc (the “Predecessor Registrant”) completed a reorganization (the “Reorganization”) of its corporate structure through a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 of England and Wales, resulting in the formation of a new holding parent company, Signet Jewelers Limited, a Bermuda company (the “Company”);

WHEREAS, the Company proposes to file with the Securities and Exchange Commission (the “Commission”), under the provisions of the US Securities Act of 1933, as amended (the “Securities Act”), (i) a post-effective amendment to the registration statement on Form S-8 (No. 333-134192) filed by the Predecessor Registrant with the Commission on May 17, 2006; (ii) a post-effective amendment to the registration statement on Form S-8 (No. 333-12304) filed by the Predecessor Registrant with the Commission on July 17, 2000; (iii) a post-effective amendment to the registration statement on Form S-8 (No. 333-9634) filed by the Predecessor Registrant with the Commission on November 13, 1998; and (iv) a post-effective amendment to the registration statement on Form S-8 (No. 333-8964) filed by the Predecessor Registrant with the Commission on June 17, 1998, (collectively, the “Existing Registration Statements”) pursuant to Rule 414 of the Securities Act, as the successor issuer to the Predecessor Registrant following the Reorganization, to adopt each of the Existing Registration Statements as its own for all purposes of the Securities Act and the Securities Exchange Act of 1934;

WHEREAS, the Company proposes to file with the Commission, under the provisions of the Securities Act, a registration statement on Form S-8 (the “New Registration Statement”) to register the following plans:

•	Signet Jewelers Limited Long-Term Incentive Plan 2008;

•	Signet Jewelers Limited US Employee Stock Savings Plan (and interests in the US Employee Stock Savings Plan, if registration of such interests is required);

•	Signet Jewelers Limited Rules of the Sharesave Scheme (and interests in the Rules of the Sharesave Scheme, if registration of such interests is required);

•	Signet Jewelers Limited Rules of the Irish Sharesave Scheme (and interests in the Rules of the Irish Sharesave Scheme, if registration of such interests is required);

•	Signet Jewelers Limited US Stock Option Plan 2008;

•	Signet Jewelers Limited International Share Option Plan 2008;

•	Signet Jewelers Limited UK Approved Share Option Plan 2008;

•	Signet Group plc Sharesave Scheme (for UK Employees) (and interests in the Sharesave Scheme (for UK Employees), if registration of such interests is required);

•	Signet Group plc Sharesave Scheme (Republic of Ireland) (and interests in the Sharesave Scheme (Republic of Ireland), if registration of such interests is required);

•	Signet Group plc International Share Option Plan 2003; and

•	Signet Group plc UK Inland Revenue Approved Share Option Plan 2003.

WHEREAS, each of the undersigned is a director and/or officer and/or authorized representative in the United States of the Company, as indicated by his signature;

NOW, THEREFORE, each person whose signature appears below constitutes and appoints Terry Burman and Walker Boyd, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Existing Registration Statements and the New Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated below:

Signature	Title	Date

/s/ Terry Burman	Group Chief Executive and Director (principal executive officer and authorized representative in the United States)	September 2, 2008
Terry Burman

/s/ Walker Boyd	Group Finance Director and Director (principal financial officer and principal accounting officer)	September 2, 2008
Walker Boyd

/s/ Malcolm Williamson	Chairman of the Board of Directors	September 2, 2008
Sir Malcolm Williamson

/s/ Mark Light	US Chief Executive and Director	September 2, 2008
Mark Light

/s/ Robert Blanchard	Director	September 2, 2008
Robert Blanchard

/s/ Dale Hilpert	Director	September 2, 2008
Dale W. Hilpert

/s/ Russell Walls	Director	September 2, 2008
Russell Walls

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